Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of March 25, 2019, is entered into by and among PETIQ, LLC, an Idaho limited liability company (“PetIQ”), the other Credit Parties signatory hereto (collectively with PETIQ, the “Borrowers”), the LENDERS signatory hereto, and EAST WEST BANK, a California banking corporation, as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”), with reference to the following facts:

RECITALS

A.          The Borrowers, the Lenders, and Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of January 17, 2018, as amended by the First Amendment to Amended and Restated Credit Agreement and Joinder dated as of August 9, 2018 and as supplemented by the Consent Agreement dated as of October 17, 2018 and the Joinder No. 1 to Amended and Restated Credit Agreement dated as of December 10, 2018 (collectively, the “Credit Agreement”) and certain other related Loan Documents, pursuant to which the Lenders provide the Borrowers a revolving credit facility with sub-facilities for letters of credit and swing line loans.

B.           The parties hereto desire to amend the Credit Agreement: (i) to increase the limit on Cash Management Obligations from $5,000,000 to $10,000,000; and (ii) to remove Cash Management Obligations as a sub-line of credit under the Revolving Credit Facility, so that outstanding Cash Management Obligations no longer will reduce borrowing availability under the Revolving Credit Facility.

NOW, THEREFORE, the parties hereby agree as follows:

1.           Defined Terms. All initially capitalized terms used in this Amendment (including in the recitals hereto) without definition shall have the respective meanings set forth for such terms in the Credit Agreement.

2.           Increase in Permitted Cash Management Obligations.  Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Cash Management Obligations” so that it reads in full as follows (changes to the text are indicated with a ~~strikethrough~~ or in bold, italicized and underscored type):

“Cash Management Obligations” means, as of any date of determination, the aggregate outstanding obligations of Borrowers to Cash Management Banks pursuant to Cash Management Agreements, provided that Cash Management Obligations may not exceed ~~$5,000,000~~ $10,000,000 at any time.

3.           Removal of Cash Management Obligations as a Sub-Line of the Revolving Credit Facility.  Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Total Revolving Credit Outstandings” so that it reads in full as

follows (changes to text are indicated with a ~~strikethrough~~ or in bold, italicized and underscored    type):

“Total Revolving Credit Outstandings” means, as of the date of determination, the sum of (a) the aggregate Outstanding Amount of all Revolving Credit Loans, (b) the aggregate Outstanding Amount of all L/C Obligations, and    ~~(iii)~~ (c) the aggregate Outstanding Amount of all Swingline Loans~~,  and (iv) the aggregate Outstanding Amount of all Cash Management Obligations~~.

4.           Reduction of Priority of Cash Management Obligations and Secured Hedge Obligations.  Section 8.03 of the Credit Agreement is hereby amended and restated to read in full as follows (changes to text are indicated with a ~~strikethrough~~ or in bold, italicized and underscored type):

“8.03 Application of Funds. In the event that, following the occurrence and during the continuance of any Event of Default, the Administrative Agent or any Lender receives any monies in connection with the enforcement of any of the Loan Documents, or otherwise with respect to the realization upon any of the Collateral, the Administrative Agent may apply (and shall apply at (a) the request of the Required Lenders or (b) following the exercise of remedies pursuant to Section 8.02, including without limitation, pursuant to the proviso thereof) such monies as follows (and each Lender shall comply with the instructions of the Administrative Agent in the case of any such monies received by such Lender):

i.            First, to payment of outstanding Pro Rata Protective Advances and Out-of-Formula Advances ratably among the holders thereof in proportion to the respective amounts described in this clause First and if the Revolving Credit Lenders have declined to participate in Protective Advances pursuant to Section 2.17(a), to payment of outstanding Protective Advances not to exceed 10% of the Borrowing Base as of the date of the making of such Protective Advances funded by the Administrative Agent;

ii.           Second, to payment of that portion of the Obligations owing to the Administrative Agent constituting (a) indemnities and expenses due and payable under this Agreement and the other Loan Documents (including reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent), and (b) the fees due and payable under the Fee Letter;

iii.          Third, to the payment of that portion of the Obligations  constituting ~~(i)~~ (a) indemnities and expenses (including reasonable and documented fees, charges and disbursements of counsel to the Lenders and amounts payable under Article III) due and payable to the Lenders under this Agreement and the other Loan Documents, ~~(ii)~~ (b) accrued and unpaid interest and fees (including Unused Facility Fees, Early Revolving Credit Facility Termination Fees and Letter of Credit Fees) due and payable to the Lenders, and ~~(iii)~~ (c) unpaid principal of the Revolving Credit Loans, the L/C Borrowings and the Swingline Loans, ratably among the holders thereof~~, (iv) Secured Cash Management Obligations then owing under Secured Cash Management Agreements, and (v) Secured Hedge Obligations then owing under Secured Hedge Agreements~~;

iv.          Fourth,  to the payment of that portion of the Obligations constituting (a) Secured Cash Management Obligations then owing under Secured Cash Management Agreements, and (b) Secured Hedge Obligations then owing under Secured Hedge Agreements;

~~iv.~~  v.     ~~Fourth,~~ Fifth, if the Revolving Credit Lenders have declined to participate in Protective Advances pursuant to Section 2.17, to payment of outstanding Protective Advances funded by the Administrative Agent remaining outstanding after the application of clause First above;

~~v.~~  vi.     ~~Fifth,~~ Sixth, to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrowers pursuant to Sections 2.03 and 2.21;

~~vi.~~  vii.   ~~Sixth,~~ Seventh, the payment in full of all other Obligations due and payable ratably among the holders thereof; and

~~vii.~~  viii. ~~Seventh,~~ Eighth, the balance, if any, after all of the Obligations have been indefeasible paid in full, to the Borrowers or as otherwise required by Law.

All payments applied to the Loans pursuant to this Section 8.03 shall be applied to the Loans owing to the Lenders in accordance with their respective Applicable Percentages.”

5.         Condition Precedent. The effectiveness of this Amendment shall be subject to Administrative Agent’s receipt of this Amendment, duly executed by the Borrowers, the Required Lenders, and Administrative Agent.

6.         General Amendment Provisions.

A.          The Credit Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its terms, and Borrowers hereby ratify and confirm the Credit Agreement in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, an amendment to, or a consent to a deviation from, any right, power, or remedy of Administrative Agent or the Lender under the Credit Agreement or any other Loan Document, as in effect prior to the date hereof.

B.           The Borrowers represent and warrant to Administrative Agent and the Lenders that the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date of this Amendment (except for representations and warranties that expressly relate to an earlier date, which are true and correct in all material respects as of such earlier date) and that no Event of Default has occurred and is continuing.

C.           This Amendment constitutes the entire agreement of the parties in connection with the subject matter hereof and cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Amendment.

D.          This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing this Amendment (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

E.           This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law principles) of the State of New York.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF,  the undersigned have executed this Amendment by their respective duly authorized officers as of the date first above written.

The Borrowers:

PETIQ, LLC,
an Idaho limited liability company

By	/s/ John Newland
Name:	John Newland
Title:	CFO

TRUE SCIENCE HOLDINGS, LLC,
a Florida limited liability company

By	/s/ John Newland
Name:	John Newland
Title:	CFO

TRURX LLC,
an Idaho limited liability company

By	/s/ John Newland
Name:	John Newland
Title:	CFO

TRU PRODIGY, LLC,
a Texas limited liability company

By	/s/ John Newland
Name:	John Newland
Title:	CFO

Second Amendment to Amended and Restated Credit Agreement

COMMUNITY VETERINARY CLINICS LLC,
a Delaware limited liability company

By	/s/ John Newland
Name:	John Newland
Title:	CFO

PET SERVICES OPERATING, LLC,
a Delaware limited liability company

By	/s/ John Newland
Name:	John Newland
Title:	CFO

PAWPLUS MANAGEMENT, LLC,
a Delaware limited liability company

By	/s/ John Newland
Name:	John Newland
Title:	CFO

VIP PETCARE, LLC,
a Delaware limited liability company

By	/s/ John Newland
Name:	John Newland
Title:	CFO

COMMUNITY CLINICS, INC.,
a California corporation

By	/s/ John Newland
Name:	John Newland
Title:	CFO

Second Amendment to Amended and Restated Credit Agreement

HBH ENTERPRISES LLC,
a Utah limited liability company

By:	PETIQ, LLC
Its:	Sole Member

	By	/s/ John Newland
	Name:	John Newland
	Title:	CFO

Second Amendment to Amended and Restated Credit Agreement

The Agent, L/C Issuer and Swingline Lender:

EAST WEST BANK,
as Administrative Agent, LC/Issuer and Swingline Lender

By:	/s/ David Lehner
David A. Lehner
Senior Vice President

Second Amendment to Amended and Restated Credit Agreement

The Syndication Agent:

KEYBANK NATIONAL ASSOCIATION,
as Syndication Agent

By	/s/ Anthony Alexander
Name:	Anthony Alexander
Title:	Vice President

Second Amendment to Amended and Restated Credit Agreement

The Lenders:

EAST WEST BANK,
as a Lender

By:	/s/ David Lehner
David A. Lehner
Senior Vice President

Second Amendment to Amended and Restated Credit Agreement

COMERICA BANK,
as a Lender

By	/s/ Daniel Kellow
Name:	Daniel Kellow
Title:	Portfolio Manager

Second Amendment to Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By	/s/ Anthony Alexander
Name:	Anthony Alexander
Title:	Vice President

Second Amendment to Amended and Restated Credit Agreement